POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby authorizes and appoints Humbert de Wendel, Treasurer of TOTAL S.A., as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, without any other, for him and in his name, place, and stead, in any and all capacities, to sign a Registration Statement on Form F-6 (including under any other appropriate Form) of TOTAL S.A., a French société anonyme, and any or all amendments (including post-effective amendments) thereto, relating to the registration under the U.S. Securities Act of 1933, as amended, of depositary shares evidenced by American depositary receipts of TOTAL S.A., and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, or any state regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date noted below.

Date: October 23, 2014	By:	/s/ Patrick Pouyanne
	Name: Title:	Patrick Pouyanné Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below hereby authorizes and appoints any person listed below or Humbert de Wendel, Treasurer of TOTAL S.A., as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to act, without any other, for him or her and in his or her name, place, and stead, in any and all capacities, to sign a Registration Statement on Form F-6 (including under any other appropriate Form) of TOTAL S.A., a French société anonyme, and any or all amendments (including post-effective amendments) thereto, relating to the registration under the U.S. Securities Act of 1933, as amended, of depositary shares evidenced by American depositary receipts of TOTAL S.A., and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, or any state regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with the foregoing, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together, shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the dates noted below.

Date: September 30, 2014	By:	/s/ Christophe de Margerie
	Name: Title:	Christophe de Margerie Chairman and Chief Executive Officer

Date: September 29, 2014	By:	/s/ Patrick Artus
	Name: Title:	Patrick Artus Director

Date: October 8, 2014	By:	/s/ Patricia Barbizet
	Name: Title:	Patricia Barbizet Director

Date: October 2, 2014	By:	/s/ Gunnar Brock
	Name: Title:	Gunnar Brock Director

Date: October 1, 2014	By:	/s/ Marie-Christine Coisne-Roquette
	Name: Title:	Marie-Christine Coisne-Roquette Director

Date: September 29, 2014	By:	/s/ Bertrand Collomb
	Name: Title:	Bertrand Collomb Director

Date: October 8, 2014	By:	/s/ Paul Desmarais Jr.
	Name: Title:	Paul Desmarais Jr. Director

Date: October 8, 2014	By:	/s/ Thierry Desmarest
	Name: Title:	Thierry Desmarest Director

Date: September 27, 2014	By:	/s/ Anne-Marie Idrac
	Name: Title:	Anne-Marie Idrac Director

Date: October 1, 2014	By:	/s/ Charles Keller
	Name: Title:	Charles Keller Director

Date: October 1, 2014	By:	/s/ Barbara Kux
	Name: Title:	Barbara Kux Director

Date: September 29, 2014	By:	/s/ Gerard Lamarche
	Name: Title:	Gérard Lamarche Director

Date: September 29, 2014	By:	/s/ Anne Lauvergeon
	Name: Title:	Anne Lauvergeon Director

Date: October 8, 2014	By:	/s/ Michel Pébereau
	Name: Title:	Michel Pébereau Director

Date: October 8, 2014	By:	/s/ Patrick de La Chevardiere
	Name: Title:	Patrick de La Chevardière Executive Vice President and Chief Financial Officer

Date: September 29, 2014	By:	/s/ Dominique Bonnet
	Name: Title:	Dominique Bonnet Chief Accounting Officer

Date: October 8, 2014	By:	/s/ Robert O. Hammond
	Name: Title:	Robert O. Hammond Authorized Representative in the United States